SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 22, 2006

51149, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51192
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1250 Long Beach Avenue, #111
Los Angeles, California 90021

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(213) 689-9585

(ISSUER TELEPHONE NUMBER)

3 Violet Lane

San Carlos, California 94070

(FORMER NAME AND ADDRESS)

=====================================================================

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 22, 2006 (the “Effective Date”), pursuant to the terms of a Stock Purchase Agreement, David N. Baker and Joseph W. Abrams purchased 100,000 shares of 51149, Inc. issued and outstanding common stock from Rose Waste Systems, Inc. The total of 100,000 shares represents all of the shares of outstanding common stock of 51149, Inc.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Stock Purchase Agreement, Rose Waste Systems, Inc. sold a total of 100,000 shares of the Company’s issued and outstanding common stock to David N. Baker and Joseph W. Abrams. The total of 100,000 shares represents all of the Company’s outstanding common stock. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company’s directors and officers have occurred:

o	George Gitschel resigned as the Company’s President, Chief Executive Officer,
Chief Financial Officer and Secretary effective June 22, 2006.
o	As of June 22, 2006, Mary K. Dorst was appointed as the Company’s President, Chief Executive Officer and Chief Financial Officer.
o	Further, Mary K. Dorst was appointed to the Board of Directors of the Company.
o	George Gitschel then resigned as a member of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

George Gitschel resigned as the Company’s sole director effective as of June 22, 2006. The resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. George Gitschel resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer and Secretary effective June 22, 2006.

Mary K. Dorst was appointed as the Company’s President, Chief Executive Officer, Chief Financial Officer and a member of the Board of Directors as of June 22, 2006. Mary K. Dorst has been providing consulting services to various businesses and individuals in the architecture and real estate development sectors since 2003. From 2002-2003 Ms. Dorst provided consulting services to homeowners in connection with remediation and construction oversight of various projects. From 2000 to 2002 Ms. Dorst functioned as a consultant to businesses in the furniture manufacturing and design industry.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits.
	2.1	Stock Purchase Agreement dated as of June 22, 2006 between David N. Baker and Joseph Abrams and Rose Waste Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

51149, Inc.

By:	/s/ Mary K. Dorst
Mary K. Dorst, CEO

Dated: June 26, 2006